EXHIBIT 99.906CERT

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the STAAR Investment Trust, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the STAAR Investment Trust for the period ended December 31, 2006 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, that the and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the STAAR Investment Trust for the stated period.


/s/ J. Andre Weisbrod                   /s/ Richard Levkoy
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Chairman of the Board of Trustees       Trustee, Chairman of the Audit Committee

Dated: August 31, 2007                  Dated: August 31, 2007

A signed original of this written statement required by Section 906 has been provided to the STAAR Investment Trust and will be retained by the Trust and furnished to the SEC or its staff upon request. This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by the Trust for purposes of the Securities Exchange Act of 1934.